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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 19, 2008


                               BCSB BANCORP, INC.
                               ------------------
               (Exact Name Of Registrant As Specified In Charter)


         MARYLAND                     0-53163                 26-1424764
----------------------------         ----------             -------------
(State Or Other Jurisdiction        (Commission             (IRS Employer
Of Incorporation)                   File Number)           Identification No.)


 4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND           21236
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                           --------------


                                 NOT APPLICABLE
           -----------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS
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     BCSB Bancorp,  Inc. ("the Company") intends to hold its 2009 annual meeting of stockholders on May 20, 2009. Under the Company's Bylaws, stockholder proposals must be submitted in writing to the Secretary of the Company and received at the address stated later in this paragraph no less than ninety days prior to the date of such annual meeting; provided, however, that if less than one hundred days' notice or prior public disclosure of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the annual meeting was mailed or such public disclosure was made. In order to be eligible for inclusion in the Company's proxy materials for the 2009 annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 4111 E. Joppa Road, Suite 300, Baltimore, Maryland 21236, no later than December 12, 2008. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BCSB BANCORP, INC.



Date:  November 24, 2008               By: /s/ Joseph J. Bouffard
                                           -------------------------------------
                                           Joseph J. Bouffard
                                           President and Chief Executive Officer